UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 hereof is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2009, Enterprise Products Operating LLC (the “Borrower”), a Texas limited liability company and the operating subsidiary of Enterprise Products Partners L.P. (the “Partnership”), executed a Term Loan Credit Agreement (the “Loan Agreement”) in the amount of U.S. $200,000,000.  The Loan Agreement is with Mizuho Corporate Bank, Ltd. ("Mizuho"), as administrative agent, a lender and as sole lead arranger.  The Loan Agreement replaces the Japanese Yen Term Loan Agreement dated as of November 12, 2008 between the Borrower and Mizuho that matured on March 30, 2009.  The Loan Agreement is attached hereto as Exhibit 10.1. The description of the Loan Agreement is qualified by reference to the text of Exhibit 10.1.

The Borrower’s obligations under the Loan Agreement are not secured by any collateral; however, they are guaranteed by the Partnership pursuant to a Guaranty Agreement, a copy of which is attached hereto as Exhibit 10.2. The full amount of the term loan will be borrowed by the Borrower on April 3, 2009 and will mature on September 29, 2009.

Under the Loan Agreement, interest accrues on the loan at a rate per annum equal to LIBOR plus 2.875%.  The Loan Agreement contains customary representation, warranties, covenants and events of default, the occurrence of which would permit the lenders to accelerate the maturity date of the loan.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1
Term Loan Credit Agreement dated as of April 1, 2009 among Enterprise Products Operating LLC, the financial institutions party thereto as lenders, Mizuho Corporate Bank, Ltd., as administrative agent, a lender and as sole lead arranger.

10.2	Guaranty Agreement dated as of April 1, 2009 executed by Enterprise Products Partners L.P. in favor of Mizuho Corporate Bank, Ltd., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	ENTERPRISE PRODUCTS GP, LLC,
its General Partner

Date: April 2, 2009	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Term Loan Credit Agreement dated as of April 1, 2009 among Enterprise Products Operating LLC, the financial institutions party thereto as lenders, Mizuho Corporate Bank, Ltd., as administrative agent, a lender and as sole lead arranger.

10.2	Guaranty Agreement dated as of April 1, 2009 executed by Enterprise Products Partners L.P. in favor of Mizuho Corporate Bank, Ltd., as administrative agent.